                              POWER OF ATTORNEY

     The undersigned, a Director and/or Officer of TRO Learning, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint William R. Roach, Sharon Fierro and Mary Jo Murphy, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, the Company's Annual Report on Form 10-K and related amendments, if any. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


     Dated this  12  day of January, 1997.
               ------



                                       /s/ Jack R. Borsting
                                      ----------------------------------------
                                                  Jack R. Borsting

                              POWER OF ATTORNEY

     The undersigned, a Director and/or Officer of TRO Learning, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint William R. Roach, Sharon Fierro and Mary Jo Murphy, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, the Company's Annual Report on Form 10-K and related amendments, if any. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


     Dated this  3rd  day of January, 1997.
               -------



                                       /s/ Tony J. Christianson
                                      ----------------------------------------
                                                Tony J. Christianson

                              POWER OF ATTORNEY

     The undersigned, a Director and/or Officer of TRO Learning, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint William R. Roach, Sharon Fierro and Mary Jo Murphy, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, the Company's Annual Report on Form 10-K and related amendments, if any. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


     Dated this  10th  day of January, 1997.
               --------



                                       /s/ John L. Krakauer
                                      ----------------------------------------
                                                  John L. Krakauer

                              POWER OF ATTORNEY

     The undersigned, a Director and/or Officer of TRO Learning, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint William R. Roach, Sharon Fierro and Mary Jo Murphy, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, the Company's Annual Report on Form 10-K and related amendments, if any. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


     Dated this  7th  day of January, 1997.
               -------



                                       /s/ Vernon B. Lewis, Jr.
                                      ----------------------------------------
                                                Vernon B. Lewis, Jr.

                              POWER OF ATTORNEY

     The undersigned, a Director and/or Officer of TRO Learning, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint William R. Roach, Sharon Fierro and Mary Jo Murphy, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, the Company's Annual Report on Form 10-K and related amendments, if any. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


     Dated this  6th  day of January, 1997.
               -------



                                       /s/ John Patience
                                      ----------------------------------------
                                                    John Patience